UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 22, 2003

MOTHERS WORK, INC.
(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street Philadelphia, PA 19123
(Address of Principal Executive Offices)

(215) 873-2200
(Registrant’s telephone number, including area code)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits

Exhibit No.                                                                                   Description

99.1                                                                                                                           Press Release issued by Mothers Work, Inc. on April 22, 2003

99.2                                                                                                                           Reconciliation of Non-GAAP Financial Measures

Item 9.   Regulation FD Disclosure.

This Current Report on Form 8-K is being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 34-47583 that were issued March 27, 2003.  Accordingly, the information set forth in Item 12 below is incorporated by reference into this Item 9.

Item 12.   Results of Operations and Financial Condition.

On April 22, 2003, Mothers Work, Inc. (“Mothers Work” or the “Company”) issued a press release and held a broadly accessible conference call to discuss its financial results for the second quarter ended March 31, 2003.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release and the comments by Mothers Work during the conference call contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G.  Mothers Work believes that the non-GAAP financial measure EBITDA (earnings before interest, taxes, depreciation and amortization) and the measure selling, general and administrative (SG&A) expenses excluding depreciation and amortization, together with the percentage of net sales represented by these measures, provide useful information about the Company’s results of operations to both investors and management because they constitute informative gauges of operating profitability.  These measures provide information that the Company believes investors and securities research analysts in retailing and other businesses view as important and commonly use to evaluate the Company’s financial performance and prospects for the future, and to make investment decisions.  These measures are also significant to institutional lenders, and they are considered important internal benchmarks of performance by the Company.  These measures should be considered in addition to, and not as a substitute for, or superior to, GAAP measures.  The Company has reconciled these non-GAAP measures to the nearest GAAP measures and these reconciliations are set forth in Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information in this report shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: April 24, 2003	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Senior Vice President - Chief Financial Officer

TABLE OF EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release issued by Mothers Work, Inc. on April 22, 2003

Exhibit 99.2	Reconciliation of Non-GAAP Financial Measures